                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                             -----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported): SEPTEMBER 12, 2005

                        NORTH FORK BANCORPORATION, INC.
                        -------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)


Delaware                           1-10458                   36-3154608
--------                           -------                   ----------
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                    275 Broadhollow Road Melville, New
                    ----------------------------------
                                   York 11747
                         (Address of Principal Executive
                           Offices) (Zip Code)

            (Registrant's Telephone Number, Including Area Code)
                               (631) 844-1004
                               --------------


                               Not Applicable
                  ------------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01    REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. issued a press release on September 12, 2005 (See Exhibit 99.1) announcing that it will be presenting at the Lehman Brothers 2005 Financial Services Conference on WEDNESDAY, SEPTEMBER 14, 2005 at 9:30 A.M. (EST).

      Lehman Brothers has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and click on LEHMAN BROTHERS CONFERENCE - SEPTEMBER 14, 2005. A printable version of the presentation slideshow will also be available on the North Fork website.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release issued on September 12, 2005.


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                                 SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 12, 2005


NORTH FORK BANCORPORATION, INC.


By:

/s/ Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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